As filed with the U.S. Securities and

Exchange Commission on April 23, 2021

File Nos. 2-79722 and 811-3578

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 53	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 65	☒

AQUILA FUNDS TRUST*

(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of Principal Executive Offices)

(212) 697-6666

(Registrant's Telephone Number)

Diana P. Herrmann

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	On (April 26, 2021) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previous post-effective amendment.

*   This filing relates to Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund, each a series of the Registrant.

prospectus

APRIL 26, 2021

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Three Peaks High Income Fund	ATPAX	ATPCX	ATPFX	ATIPX	ATPYX
Aquila Three Peaks Opportunity Growth Fund	ATGAX	ATGCX	ATGFX	ATRIX	ATGYX

Paper copies of each Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

The address, telephone number and website of each Fund is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com

To make shareholder account inquiries, call the
Funds’ Shareholder Servicing Agent at:

800-437-1000 (or, for financial professionals:
800-437-1020) or you can write to BNY Mellon
Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

T a b l e o f C o n t e n t s

AQUILA THREE PEAKS HIGH INCOME FUND

Fund Summary

Investment Objectives

The Fund’s objective is to obtain high current income.

Capital appreciation is a secondary objective when consistent with its primary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 26 of the Fund’s Prospectus, “Sales Charges - Class A Shares” on page 28 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 45 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 52 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.20%	1.00%	None	0.40%	None
Other Expenses	0.36%	0.36%	0.31%	0.27%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.22%	2.02%	0.97%	1.33%	1.02%

(1)	Shareholders who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$519	$772	$1,044	$1,818
Class C Shares	$305	$634	$1,088	$1,953
Class F Shares	$99	$309	$536	$1,190
Class I Shares	$135	$421	$729	$1,601
Class Y Shares	$104	$325	$563	$1,248

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$205	$634	$1,088	$1,953

1 | Aquila Funds Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 347% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade. Such securities are sometimes called “junk bonds.”

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2020 was 6.46 years.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, Three Peaks Capital Management, LLC (the “Sub-Adviser”), applies a “bottom up” approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may also invest in subordinated securities and may hold cash or other short-term investments.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Interest Rate Risk. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

2 | Aquila Funds Trust

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Junk Bonds Risk. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Subordinated Securities Risk. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Turnover Risk. If the Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These risks are discussed in more detail later in the Prospectus or in the SAI.

3 | Aquila Funds Trust

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 4.58% (quarter ended June 30, 2020) and the lowest return for a quarter was –4.59% (quarter ended March 31, 2020).

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	3.42%	3.92%	4.26%
Class C	6.00%	3.96%	3.87%
Class I	7.79%	4.71%	4.64%
Class Y	7.82%	4.98%	4.90%
Class Y Returns After Taxes:
On Distributions	6.02%	3.21%	2.84%
On Distributions and Redemption	4.57%	3.02%	2.91%
Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged	7.11%	8.59%	6.80%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

4 | Aquila Funds Trust

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Three Peaks Capital Management, LLC

Co-Portfolio Managers Mr. Sandy Rufenacht and Mr. Dave Battilega jointly and primarily manage the Fund’s portfolio. Mr. Rufenacht, President of the Sub-Adviser since 2003, has served as the Portfolio Manager or Co-Portfolio Manager of the Fund since 2006. Mr. Battilega has served as Co-Portfolio Manager of the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

5 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Fund Summary

Investment Objective

The Fund’s objective is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 26 of the Fund’s Prospectus, “Sales Charges - Class A Shares” on page 28 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 45 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 52 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	0.40%	None
Other Expenses	0.37%	0.37%	0.29%	0.24%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	2.25%	1.17%	1.52%	1.24%

(1)	Shareholders who purchase $1 million or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$576	$894	$1,234	$2,192
Class C Shares	$328	$703	$1,205	$2,248
Class F Shares	$119	$372	$644	$1,420
Class I Shares	$155	$480	$829	$1,813
Class Y Shares	$126	$393	$681	$1,500

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$228	$703	$1,205	$2,248

6 | Aquila Funds Trust

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the equity allocation.

The Fund’s investment strategy focuses on factors specific to each investment, such as an improving balance sheet and an improving leverage ratio. The Fund invests in equity securities without regard to whether they could be described as “growth” or “value.” The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap.

In the Sub-Adviser’s view, the companies that are performing well in the high yield market generally become companies that perform well in the equity market. Firms favored in the Sub-Adviser’s research process are those viewed to be fiscally responsible and capable of maintaining debt payments, both of which are qualities that have the potential to deliver benefits to investors throughout the capital structure. Mid-cap firms have typically represented a majority of the firms identified in the Sub-Adviser’s research process. Accordingly, although the Fund may invest in securities of companies of any market capitalization, the Fund typically invests a substantial portion of its assets in the securities of mid-cap firms.

The Fund may invest up to 15% of its net assets in foreign securities.

The Fund may also hold cash or other short-term investments.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

7 | Aquila Funds Trust

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Foreign Securities Risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Small and Mid-Sized Companies. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss. The Fund invests in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value.

Risks of Zero Coupon and Pay-In-Kind Securities. The value, interest rates and liquidity of non-cash paying instruments, such as zero-coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase, including investments in securities issued in private placement transactions. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Portfolio Turnover Risk. If the Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements or interest rates, is incorrect.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Aquila Three Peaks Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund. Prior to October 14, 2010, the Predecessor Fund was known as “Aquila Rocky Mountain Equity Fund.” The Predecessor Fund’s returns for periods prior to October 14, 2010 reflect the investment strategies and portfolio managers in effect for the Predecessor Fund during such periods. Such returns should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2011-2020

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.53% (quarter ended December 31, 2020) and the lowest return for a quarter was –25.22% (quarter ended March 31, 2020).

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	2.82%	8.75%	11.61%
Class C	5.67%	8.93%	11.30%
Class I	7.49%	9.78%	12.31%
Class Y	7.71%	10.03%	12.44%
Class Y Returns After Taxes:
On Distributions	6.09%	8.41%	11.28%
On Distributions and Redemption	4.75%	7.59%	10.08%
Russell Midcap Index	17.10%	13.40%	12.41%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)
S&P 500 Index	18.40%	15.22%	13.88%
(This index is unmanaged and does not reflect deductions for fund operating expenses or sales charges.)

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The total returns reflect reinvestment of dividends and distributions. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

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Management

Investment Adviser — Aquila Investment Management LLC (the “Manager”)

Sub-Adviser — Three Peaks Capital Management, LLC

Co-Portfolio Managers Mr. Sandy Rufenacht, Mr. Zach Miller and Mr. Dave Battilega jointly and primarily manage the Fund’s portfolio. Mr. Rufenacht, President of the Sub-Adviser since 2003, has served as the Co-Portfolio Manager of the Fund and the Predecessor Fund since 2010. Mr. Miller has served as Co-Portfolio Manager of the Fund since 2013. Mr. Battilega has served as Co-Portfolio Manager of the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Fund. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Transactions in Class F Shares, Class I Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Additional Information About the Funds’
Principal Investment Strategies and Principal Risks

Additional Information About Aquila Three Peaks High Income Fund’s Principal Investment Strategies

Investment objectives

The Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

Investment strategy

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in income-producing securities. Such securities may be rated at any level by nationally recognized statistical rating organizations or they may be unrated. It is anticipated that the Fund’s portfolio will typically include a high proportion, perhaps even 100%, of high-yield/high-risk securities rated below investment grade.

The bonds the Fund purchases can be of any maturity but the average effective weighted maturity of the Fund’s portfolio will normally be within one year of the average maturity of the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged. The average maturity of the Index as of December 31, 2020 was 6.46 years. The Sub-Adviser may vary the average-weighted effective maturity of the portfolio to reflect its analysis of interest rate trends and other factors. Thus, the Sub-Adviser may attempt to shorten the Fund’s average-weighted effective maturity when the Sub-Adviser expects interest rates to rise and to lengthen it when it expects interest rates to fall.

In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the Sub-Adviser applies a “bottom up” approach in choosing investments. This means that the Sub-Adviser considers the individual characteristics of each potential investment in an income-producing security to determine if it is an attractive investment opportunity and consistent with the Fund’s investment policies.

Within the parameters of the Fund’s specific investment policies, the Fund may invest without limit in foreign debt, including debt of emerging markets issuers. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

Except for the Fund’s investment objectives, the Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Additional Information About Aquila Three Peaks Opportunity Growth Fund’s Principal Investment Strategies

Investment objective

The Fund’s investment objective is capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval. The Fund will provide at least 30 days’ notice prior to implementing any change to its investment objective.

Investment strategy

The Fund pursues its investment objective by investing, under normal circumstances, at least 70% of its net assets in equity securities believed to have the potential for capital appreciation. In addition to common stocks, exchange traded funds that invest primarily in equity securities, warrants, convertible bonds and preferred stock are considered equity securities for purposes of the equity allocation.

The Sub-Adviser’s investment strategy focuses on factors specific to each investment, such as an improving balance sheet. Thus the Fund invests in common stocks without regard to whether they could be described as “growth” or “value.” The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap.

The Sub-Adviser believes that the high yield market is a good leading indicator for the equity market. As yield spreads (generally defined as the difference between the yield of a debt security and the current yield of U.S. Treasury obligations) begin to widen, the high yield market may be suggesting that caution in the equity market would be appropriate. In the Sub-Adviser’s view, the companies that are performing well in the high yield market generally become companies that perform well in the equity market. Firms favored in the Sub-Adviser’s research process are those viewed to be fiscally responsible and capable of maintaining debt payments, both of which are qualities that have the potential to deliver benefits to investors throughout the capital structure. Mid-cap firms have typically represented a majority of the firms identified in the Sub-Adviser’s research process. Accordingly, although the Fund may invest in securities of companies of any market capitalization, the Fund typically invests a substantial portion of its assets in the securities of mid-cap firms.

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The Fund may invest up to 15% of its net assets in foreign securities.

From time to time, the Fund may hold significant amounts of cash or other short-term investments in response to market volatility, while seeking to identify investment opportunities for the Fund, or for other reasons.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Additional Information About Each Fund’s Principal Investment Strategies

The Sub-Adviser’s Investment Process

Investing Approach. The Sub-Adviser follows a large universe of companies, routinely reviewing earnings reports, corporate developments, trading activity and other data. Once the Sub-Adviser determines that a company merits consideration, more extensive research is conducted which may include consultation with corporate management to gain insight into trends that affect a company’s finances and growth. The Sub-Adviser believes it is important to speak to management directly and, therefore, devotes resources to face-to-face visits to a company. The information gathered from these meetings helps the Sub-Adviser build financial models with the goal of providing prudent investment recommendations in both equity and debt securities of an issuer. Once potential investments viewed as highly attractive are identified, the Sub-Adviser’s team seeks to gain a more complete understanding of factors guiding the company’s capital allocation decisions. Information may also be gathered from competitors, customers, and suppliers, and further qualitative analysis is conducted.

The Sub-Adviser also examines bond indentures that may signal a good opportunity to invest in the common stock of a particular company. The Sub-Adviser closely monitors growth in earnings before interest, taxes, depreciation, and amortization, and margins versus valuation multiples, to gain an understanding of the value at which a company’s common stock becomes attractive.

The Sub-Adviser believes that the in-depth research which it conducts on the capital structure of a corporation is a highly effective tool for identifying investment opportunities in both corporate debt and equity.

Research Process. The Sub-Adviser conducts research on a large universe of corporations, determining what the Sub-Adviser believes to be the optimal levels of debt and equity for a given corporation, and analyzing the corporate capital structure, trading activity and debt covenants under which management must operate. The Sub-Adviser develops corporate financial models, which the Sub-Adviser reviews and adjusts, and maintains communication with corporate management.

There are four standard elements in the Sub-Adviser’s research process: (1) company communication; (2) earnings review; (3) construction of financial models; and (4) for new security offerings, a prospectus review. These elements are included in the research the Sub-Adviser routinely conducts on high yield issuers, whether or not the Sub-Adviser ultimately invests in the high yield debt issued by a company. The Sub-Adviser believes that the same research process, because it covers the entire capital structure of a company, can be very effectively and efficiently utilized to identify equity investment opportunities.

Equity Investments (For Aquila Three Peaks Opportunity Growth Fund). The Sub-Adviser believes there is, in theory, an ideal corporate capitalization structure whereby a corporation can maximize shareholder return through the optimal balance of debt and equity. Equity analysts typically focus on analyzing revenue streams and growth potential. By contrast, through detailed analysis of cash flow, free cash flow, leverage, margins, interest coverage, collateralization and covenants, the Sub-Adviser’s analytical process strives to find improving balance sheets that in turn provide opportunity for future growth and profitability.

In the course of conducting its research, the Sub-Adviser attempts to identify companies that have issued debt in order to propel their growth, and that are paying down their debt, migrating toward what the Sub-Adviser believes would be an optimal capitalization structure for such companies. In the Sub-Adviser’s view, the companies that are performing well in the high yield market generally become companies that perform well in the equity market, creating opportunities for capital appreciation. The Sub-Adviser believes that it has a distinct advantage in finding these improving balance sheet situations as they represent the overriding theme of the Sub-Adviser’s long-term comprehensive high yield bond investment process.

Fixed Income Securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and Floating Rate Securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

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Corporate Debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

High-Yield/High-Risk Bonds. A high-yield/high-risk bond (also called a “junk bond”) is a bond rated below investment grade by major rating agencies (e.g., BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s) or an unrated bond of similar quality. It presents greater risk of default (failure to make timely interest and principal payments) than higher quality bonds.

Zero coupon, pay-in-kind and deferred interest securities. Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The Fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the Fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid Fund-level income and excise taxes, the Fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The Fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the Fund’s net asset value per share, in accordance with the Fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions. The Fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The Fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.

Average-Weighted Effective Maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity weighted according to the percentage of net assets that it represents.

Duration. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Unlike maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of the Fund is calculated by averaging the duration of bonds held by the Fund, with each duration weighted according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity.

Equity securities

Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

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Warrants and rights. Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Preferred stock. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return.

Convertible securities. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Derivative Instruments

Each Fund may, but is not required to, use derivative instruments, such as futures, options, swaps and warrants, for a variety of purposes, including to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Sub-Adviser believes the use of these instruments could benefit a Fund. However, a Fund’s performance could be worse than if the Fund had not used such instruments if the Sub-Adviser’s judgment proves incorrect.

Using derivatives, especially for non-hedging purposes, may involve greater risks to a Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Fund. Certain derivative transactions may have a leveraging effect on a Fund.

When a Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit a Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of a Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

General Portfolio Policies

Except for a Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in the policies in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain restricted securities may be determined to be liquid pursuant to the Funds’ liquidity risk management program, and will not be counted toward this 15% limit.

Special Situations

Each Fund may invest in special situations. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer are likely to appreciate in market value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur, is delayed or does not elicit the expected market response.

Portfolio Turnover

Each Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Each Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund’s investments and the investment style of the Sub-Adviser. Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

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Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in increased recognition of short-term capital gains, which are taxable as ordinary income when distributed to shareholders. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a Fund’s portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a Fund may incur expenses in an effort to protect the Fund’s interest in securities experiencing these events.

Cash Management

Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Additional Information About the Principal Risks of Investing in the Funds

Market Risk. The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by a Fund fall, the value of your investment in the Fund will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world have become increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries directly affected, the value and liquidity of the Fund’s investments may suffer.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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Equity Securities Risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The market price of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a Fund, and the Fund’s yield, will decline. Also, when interest rates decline, investments made by a Fund may pay a lower interest rate, which would reduce the income received by the Fund; however the value of fixed income securities generally rise when interest rates decline. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from a Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Fund’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of a Fund before interest rates in the Fund’s securities or the assets underlying the securities are adjusted to reflect current market rates. In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Funds may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. Changes in actual or perceived creditworthiness may occur quickly. If a Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, a Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

Junk Bonds Risk. Each Fund will be subject to greater levels of credit risk to the extent that the Fund holds below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Subordinated Securities Risk. Each Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Foreign Securities Risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

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Less information may be publicly available about foreign companies and markets than about U.S. companies and markets. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, a Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Because each Fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Each Fund may invest in securities denominated in foreign currencies, and, as a consequence, the Fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Liquidity Risk. Liquidity risk exists when particular investments, including securities issued in private placement transactions, are difficult to purchase or sell. Although most of the Funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the Fund’s ability to sell its investments and to purchase suitable investments. Certain investments in private placements, which are subject to legal or contractual restrictions on resale and/or may lack a ready market for resale, may be considered illiquid investments. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a substantial loss or may not be able to sell at all. A Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone. This may cause a Fund’s share price to be more volatile.

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Derivatives Risk. Derivatives involve special risks and costs and may result in losses to a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging Risk. If a Fund engages in derivative or other transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of a Fund’s assets.

Small and Mid-Sized Companies Risk. Companies having market capitalization of middle to smaller size are comparatively less well known and may have less trading in their shares than larger companies. Compared to large companies, small-and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss. The Fund invests in companies that are highly leveraged. Leverage can magnify the impact of adverse economic, political, regulatory and other developments on a company’s operations and market value. A decrease in credit quality of a highly leveraged company can lead to a significant decrease in the value of the company’s securities. In the event of liquidation or bankruptcy, a company’s creditors take precedence over the company’s stockholders. Highly leveraged companies can have limited access to additional capital.

Undervalued Security Risk. The market price of an undervalued security may not increase as expected or may decrease if the developments that the Sub-Adviser believes will cause the security’s price to increase do not occur or investor perceptions about the security do not improve.

Risks of Zero Coupon and Pay-In-Kind Securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality. If the issuer defaults, the Fund may obtain no return at all on its investment. In addition, although a Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the Fund’s reserve position and require the Fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

Risk of Investment in Other Funds. Investing in other investment companies, including exchange-traded funds (“ETFs”), subjects a Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, a Fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s net asset value.

Portfolio Turnover Risk. If a Fund does a lot of trading, it may incur additional operating expenses and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements or interest rates, is incorrect.

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Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund may value investments using fair value methodologies. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Manager or, if applicable, Sub-Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of a Fund’s Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, or result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result.

Market Segment Risk. To the extent a Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a Fund without the same focus.

Industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Risk of Increase in Expenses. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

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Please note that there are other factors that could adversely affect your investment and that could prevent a Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Funds’ website.

Fund Management

How are the Funds managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY 10036, the Manager, is each Fund’s investment adviser under an Advisory and Administration Agreement. Investment advisory duties for each of the Funds, including portfolio management, have been delegated to the Sub-Adviser, Three Peaks Capital Management, LLC, under a sub-advisory agreement described below. With respect to each Fund, the Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

Under the Sub-Advisory Agreement for each of the Funds, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund.

Aquila Three Peaks High Income Fund

During the fiscal year ended December 31, 2020, the Fund accrued a management fee to the Manager at the annual rate of 0.65 of 1% of its average annual net assets. After waivers, the Fund paid management fees at the annual rate of 0.65 of 1% of its average annual net assets for the fiscal year ended December 31, 2020.

The Manager, and not the Fund, pays the Sub-Adviser a fee at the annual rate of 0.45 of 1% on the first $100 million in average net assets, 0.40 of 1% on the next $150 million in average net assets and 0.35 of 1% on all assets above $250 million.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the annual report to shareholders for the period ended December 31, 2020.

Aquila Three Peaks Opportunity Growth Fund

During the fiscal year ended December 31, 2020, the Fund accrued management fees at the annual rate of 0.90 of 1% on the Fund’s net assets up to $100 million, 0.85 of 1% of such assets above $100 million up to $250 million and 0.80 of 1% on assets above $250 million. The Fund paid management fees at the annual rate of 0.87 of 1% of its average annual net assets for the fiscal year ended December 31, 2020.

The Manager, and not the Fund, pays the Sub-Adviser a fee at the annual rate of 0.50 of 1% of the Fund’s average annual net assets on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 up to $250,000,000 and 0.40 of 1% of the Fund’s net assets above $250,000,000.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the annual report to shareholders for the period ended December 31, 2020.

Information about the Manager

The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of December 31, 2020, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.2 billion, of which approximately $2.8 billion consisted of assets of the tax-free municipal bond funds, $182 million in the high-income corporate bond fund and $230 million in the equity fund. AMC’s address is the same as that of the Manager. AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family. Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.

Information about the Sub-Adviser

The Sub-Adviser to each of the Funds is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Funds, Sandy Rufenacht, a 25+ year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios along with the support and resources of a team of experienced high-yield and equity specialists. The Co-Portfolio Managers share responsibility in selection of securities for purchase or sale and portfolio management, thus enabling them to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.

Mr. Rufenacht owns 100% of the voting securities of the Sub-Adviser.

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Mr. Rufenacht has served as the Portfolio Manager or Co-Portfolio Manager of Aquila Three Peaks High Income Fund since 2006. Mr. Rufenacht has served as the Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund and its Predecessor Fund since 2010.

Prior to forming the Sub-Adviser, Mr. Rufenacht was Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He managed Janus Short-Term Bond Fund from January 1996 until July 2003 and served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund from June 1996 until July 2003. He served as Executive Vice President and a Co-Manager of Janus Flexible Income Fund from June 1996 to February 1998. Since July 2003 he has been the founder, principal and Chief Executive Officer of the Sub-Adviser, which managed over $618 million of assets as of December 31, 2020, including the High Income and Opportunity Growth Funds. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.

Dave Battilega is a Co-Portfolio Manager of each Fund. Mr. Battilega was named Co-Portfolio Manager of Aquila Three Peaks High Income Fund as of October, 2013, for which he previously served as Assistant Portfolio Manager since January 2012. Mr. Battilega was named Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund as of January 2020, for which he previously served as Assistant Portfolio Manager since January 2012. Mr. Battilega also serves as Director of Trading for the Sub-Adviser since January 2012. Mr. Battilega joined the Sub-Adviser in 2004 as a research analyst and later transitioned to trading and portfolio analytics. Mr. Battilega is a graduate of the University of Northern Colorado, holding degrees in both Finance and Accounting.

Zach Miller, CFA, is a Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund. Mr. Miller was named Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund as of October, 2013. Since January, 2012, Mr. Miller has been Director of Research for the Sub-Adviser. Mr. Miller joined the Sub-Adviser in 2008 as a research analyst. Mr. Miller received his CFA designation in June 2012 and is a graduate of the University of Northern Colorado, holding a degree in business administration with an emphasis in Finance and a minor in economics.

The Funds are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Funds’ Board of Trustees, Manager, Sub-Adviser and other service providers are not fiduciaries under ERISA. Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of each of the Funds.

Net Asset Value per Share

The net asset value of the shares of each Fund’s classes of shares is determined on each day that the New York Stock Exchange is open (a “business day”), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of that Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Fixed-income securities and certain derivative instruments generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuations. Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. Any securities or assets for which market quotations are not readily available or are deemed to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees.

In determining whether market quotations are reliable and readily available, the Sub-Adviser monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company or may affect securities markets (for example, a natural disaster that causes a market to close). If the Sub-Adviser is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Sub-Adviser believes has affected or is likely to affect the price of the instrument, the Valuation Committee will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement. Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities traded in non-U.S. markets, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

Purchases

Are there alternative purchase plans?

The Funds provide individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of a Fund have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of investments. An investor should choose the class that best suits the investor’s circumstances and needs.

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Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from a Fund.

Class F Shares, Class I Shares and Class Y Shares are available only to investors who are investing through a financial intermediary. Not all financial intermediaries make Class F Shares, Class I Shares and Class Y Shares available to their clients.

A Fund and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

•	$50 or more if an Automatic Investment Program is established.
•	Subsequently, any amount you specify of $50 or more.
•	You are not permitted to maintain both an Automatic Investment Program and a Systematic Withdrawal Plan simultaneously.

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•	through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or
•	directly through the Distributor, by mailing payment to the Funds’ Agent, BNY Mellon Investment Servicing (US) Inc. (the “Agent” or “BNY Mellon”).

Class F, Class I and Class Y Shares

Class F, Class I and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, F, I and Y Shares. (See “What price will I pay for a Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Complete a New Account Application, which is available on www.aquilafunds.com.

•         Send your check and completed New Account Application to the Funds’ Agent, BNY Mellon at the following address:

BNY Mellon
Attn: Aquila Group of Funds
4400 Computer Drive
Westborough, MA 01581

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Each Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account

By Wire

•         Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) to advise us that you would like to purchase shares of a Fund by wire transfer. We will provide appropriate instructions at that time. The Agent must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares. If the Agent does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk. Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank. Wire transfers may be restricted on holidays and at certain other times.

By Check

•         Make out a check for the investment amount payable to the appropriate Fund.

•         Fill out the pre-printed stub attached to each Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

•         Send your check and account information to the Funds’ Agent, BNY Mellon at the following address:

BNY Mellon
Attn: Aquila Group of Funds
4400 Computer Drive
Westborough, MA 01581

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check.

An investor may also open a Class A or Class C Share account or make additional investments in Class A or Class C Shares through a financial intermediary.

Opening or Adding to a Class F, Class I or Class Y Share Account

An investor may open a Class F, Class I or Class Y Share account or make additional investments in Class F, Class I or Class Y Shares only through a financial intermediary.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through a financial intermediary, you generally may buy and sell shares and complete other transactions only through your financial intermediary account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House (“ACH”). You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your Financial Institution account.
•	Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Funds’ Agent must have your banking instructions on file. For more information on how to add banking instructions to your account, please visit www.aquilafunds.com or contact us at 800-437-1000. If your account is held directly with a financial intermediary firm, please consult with your investment professional if you need to make such changes.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with a Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, each Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a New Account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

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Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares, Class F Shares and Class Y Shares.

Redeeming an Investment

You may redeem some or all of your investment in a Fund by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and
•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

How can I redeem my Shares?

Through Your Financial Intermediary: If your Aquila Group of Funds account is held with a financial intermediary, please contact your investment professional for more information on how to redeem your shares. Please note that your financial intermediary may have its own earlier deadlines for the receipt of a request to sell shares. Consult your investment professional for more information. The Funds reserve the right to terminate this procedure at any time. Redemption requests for Class F, Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Funds’ Agent.

If your Aquila Group of Funds account is held directly with the Funds, redemption requests may be made by telephone, mail, or fax as described below.

By Telephone. The Agent will take instructions from the shareholder of record by telephone (please call 800-437-1000 toll-free) to redeem shares and make payments:

a)	to a Financial Institution account you have previously specified; or
b)	by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

In Writing, by FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, Attn: Aquila Group of Funds, 4400 Computer Drive, Westborough, MA 01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

•	account name(s);
•	account number;
•	dollar amount or number of shares to be redeemed; and
•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund).

To have redemption proceeds sent directly to your Financial Institution account, we must have your banking instructions on file.

You may establish or change your designated Financial Institution account at any time by visiting www.aquilafunds.com or by contacting us at 800-437-1000.

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees.   If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Certificate Shares

The Funds no longer issue share certificates. If you hold share certificates issued previously (if for Aquila Three Peaks Opportunity Growth Fund, by Aquila Rocky Mountain Equity Fund) and wish to redeem those shares you should:

Mail to the Funds’ Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

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If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

What are the methods of payment of redemption proceeds?

Redemption proceeds may be sent by check, wire or transferred through the ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account.	None.
Through a financial intermediary.	Check or wire, to your financial intermediary.	None. However, your financial intermediary may charge a fee.

Although the Funds do not currently intend to, each Fund can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Funds may modify or terminate the use of the ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Funds can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there a Systematic Withdrawal Plan?

You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50. The Systematic Withdrawal Plan is not available for Class C, F, I or Y Shares.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH).

The Funds may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check) for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check has been honored, or (ii) the Agent receives satisfactory assurance that the check will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Funds have the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the SEC restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part “in kind,” that is by distribution of a Fund’s portfolio securities. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. A Fund may redeem in kind if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.

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During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Proper Form

When you buy, exchange or redeem shares, your request must be in proper form. This means you have provided the following information, without which the request may not be processed:

•	Account name(s)
•	Account number
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In the case of a redemption, payment instructions
•	For redemptions using the Regular Redemption Method, signature(s) of the registered shareholder(s)
•	A Medallion signature guarantee. If sufficient documentation is on file, a Medallion signature guarantee is not required for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program (“STAMP”), the New York Stock Exchange Medallion Signature Program (“MSP”), or the Stock Exchange Medallion Program (“SEMP”).

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Funds to identify you. The Funds may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in a Fund through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Fund, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Funds. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Funds’ share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Funds’ share classes?

Each Fund offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

26 | Aquila Funds Trust

	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4% (for Aquila Three Peaks High Income Fund) or 4.25% (for Aquila Three Peaks Opportunity Growth Fund), paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees	A distribution fee of 0.20 of 1% (for Aquila Three Peaks High Income Fund) or 0.30 of 1% (for Aquila Three Peaks Opportunity Growth Fund) is imposed on the average annual net assets represented by the applicable Class A Shares.	A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by Class C Shares for six years prior to the conversion to Class A Shares (see Other Information).
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges. Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).	Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class F Shares “Fiduciary Class”	Class I Shares “Financial Intermediary Class”	Class Y Shares “Institutional Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.	None.
Distribution and/or Service Fees	None.	A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan. A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Funds. In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.	None.
Other Information	N/A	N/A	N/A

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What price will I pay for a Fund’s shares?

Class A Shares Offering Price	Class C, F, I and Y Shares Offering Price
Net asset value per share, plus the applicable sales charge	Net asset value per share

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in a Fund’s best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. As noted above, shares of each Fund are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

•	an individual;
•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;
•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or
•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

Aquila Three Peaks High Income Fund

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales charge as Approximate Percentage of Amount Invested
Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%
For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

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Aquila Three Peaks Opportunity Growth Fund

I Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested
Less than $50,000	4.25%	4.44%
$50,000 to $99,999	3.75%	3.90%
$100,000 to $249,999	3.25%	3.36%
$250,000 to $499,999	3.00%	3.09%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more	None	None
For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.25% or $425 (Column II).	($10,000 x 0.0425 = $425)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $425 = $9,575.)	($10,000 - $425 = $9,575)
The sales charge as a percentage of the reduced value of your account would be 4.44% (Column III).	($425 / $9,575 = 0.044386 or 4.44%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii)	Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC. The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation. The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

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CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, a Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by a Fund when an account falls below the minimum required account size.
•	Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority. Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.

Each Fund also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups. A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer. At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer. Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

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Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Fund’s Distributor. Financial intermediaries offering such programs may or may not charge transaction fees. As of December 31, 2020, the Distributor has entered such an agreement with Merrill Lynch and Morgan Stanley Smith Barney. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge. The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer Class A Shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” below. Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Funds will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by a Fund when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms. An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F, I and Y Shares

Generally, you can exchange shares of any class of a Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.

The exchange privilege is available to Class F, Class I or Class Y Shares to the extent that other Funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class F, Class I and Class Y Shares must be made through the investor’s financial intermediary. Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to a Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) a Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect a Fund or any other Funds in the Aquila Group of Funds.

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Before you request an exchange, consider each Fund’s investment objectives and policies as described in the Fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

Each Fund invests a significant amount of its assets in U.S.-traded, highly liquid securities for which prices are available on a daily basis at the time at which the Fund prices its portfolio and determines the net asset value per share. As a result, the Funds believe that there is less incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Funds recognize that the possible presence of foreign securities in a Fund’s portfolio and other circumstances, such as fluctuations in prevailing interest rates, may invite active in-and-out trading by Fund shareholders, which may, if carried out on a large scale, impose burdens on the Funds’ portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Funds. As stated above, the Funds and the Distributor may reject any order for the purchase of shares. For example, the Board of Trustees of the Funds has determined that each Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Funds may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Funds will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Funds’ policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above).

Quarterly Statements and Confirmations

For accounts that are held directly with the Funds, at the end of each calendar quarter we will send you an account statement reflecting year-to-date activity. A transaction confirmation will be sent to you following certain transactions that occur within your account, including purchases, redemptions and account updates such as name and address changes. Confirmations are not sent for system generated transactions (e.g., dividends, automatic investments and systematic withdrawals). Those transactions are detailed within your quarterly statement.

Is there a Distribution Plan?

Each Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 (the “Rule”) in order to:

(i)	permit the Fund to finance activities primarily intended to result in the sale of its shares;
(ii)	permit the Manager to make payment for distribution expenses out of its own funds; and
(iii)	protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, each Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed:

*	0.20 of 1% of the average annual net assets represented by Class A Shares of Aquila Three Peaks High Income Fund;
*	0.30 of 1% of the average annual net assets represented by Class A shares of Aquila Three Peaks Opportunity Growth Fund;
*	0.75 of 1% of the average annual net assets represented by Class C Shares of each Fund; and
*	0.25 of 1% of the average annual net assets represented by Class I Shares of each Fund (a distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares of each Fund is currently authorized by the Trustees of such Funds).

Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges. These distribution fees are in addition to any other sales charges you may pay.

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Shareholder Services Plan for Class C Shares and Class I Shares

Each Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Funds

In addition to, rather than in lieu of, fees paid by a Fund under the Fund’s Distribution Plan or Shareholder Services Plan, each Fund may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to a Fund, although such assets may include profits derived from services provided to the Fund) to financial advisors in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services. This additional compensation is sometimes referred to as “revenue sharing.” For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by a Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing a Fund with “shelf space.” Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor and/or its related companies. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of a Fund over other investment options. To obtain more information on how additional compensation may have influenced your financial advisor’s recommendation of a Fund ask your financial advisor. For more information, please see the SAI.

To the extent financial advisors sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Fund assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Funds generally permit “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

Aquila Three Peaks High Income Fund

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund’s income varies, so will the Fund’s dividends. There is no fixed dividend rate. It is expected that most of the Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income (other than any capital gains) as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

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Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the ACH or the Agent or paid by the Agent to a selected dealer; or
2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Fund’s present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

Aquila Three Peaks Opportunity Growth Fund

The Fund distributes dividends from net investment income, if any, on an annual basis normally before the end of its fiscal year which is December 31st. Because the Fund invests primarily in equity securities, distributions from the Fund, if any, may consist mostly of capital gains, which may be long- or short-term depending upon the length of time the Fund has held the securities it sells. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held for one year or less, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If necessary to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends and distributions can vary because each class will bear certain class-specific charges.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application. For information on changing distribution elections on your existing account(s), please visit www.aquilafunds.com or contact us at 800-437-1000. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a quarterly statement indicating the current status of your investment account with the Funds.

Each Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class F, Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F, Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in a Fund.

34 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the Fund normally is not taxable for federal income tax purposes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates. The Fund does not expect any distributions to qualify for the dividends-received deduction for corporate shareholders.

You may want to avoid buying shares when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Aquila Three Peaks Opportunity Growth Fund

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). An exchange between classes of shares of the Fund normally is not taxable for federal income tax purposes. Distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates. “Qualified dividend income” generally is income derived by the Fund from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends received from foreign corporations may be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You may want to avoid buying shares when the Fund is about to declare a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

Both Funds

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

You will receive information on the federal income tax status of Fund dividends and distributions annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if you are otherwise subject to backup withholding, you will be subject to backup withholding on your redemption proceeds, dividends, and other distributions. The backup withholding rate is currently 24%.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that distributions consist of dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). Distributions of net capital gain are generally exempt from such withholding. Ordinary dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” will generally also be exempt from such withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Because they have not yet commenced operations as of the date of this Prospectus, no information is presented for Class F Shares. This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is available upon request.

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AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.39	$8.12	$8.55	$8.49	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.30	0.27	0.32	0.37	0.30
Net gain (loss) on securities (both realized and unrealized)	0.33	0.31	(0.43)	0.07	0.13
Total from investment operations	0.63	0.58	(0.11)	0.44	0.43
Less distributions:
Dividends from net investment income	(0.33)	(0.31)	(0.32)	(0.37)	(0.30)
Distributions from capital gains	––	––	––	(0.01)	––
Total distributions	(0.33)	(0.31)	(0.32)	(0.38)	(0.30)
Net asset value, end of period	$8.69	$8.39	$8.12	$8.55	$8.49
Total return (not reflecting sales charge)	7.74%	7.16%	(1.29)%	5.30%	5.20%
Ratios/supplemental data
Net assets, end of period (in thousands)	$39,982	$41,876	$42,640	$48,552	$54,302
Ratio of expenses to average net assets	1.21%	1.20%	1.14%	1.12%	1.10%
Ratio of net investment income to average net assets	3.60%	3.24%	3.87%	4.37%	3.54%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.39	$8.12	$8.55	$8.50	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.23	0.20	0.26	0.31	0.23
Net gain (loss) on securities (both realized and unrealized)	0.34	0.31	(0.44)	0.05	0.14
Total from investment operations	0.57	0.51	(0.18)	0.36	0.37
Less distributions:
Dividends from net investment income	(0.26)	(0.24)	(0.25)	(0.30)	(0.23)
Distributions from capital gains	––	––	––	(0.01)	––
Total distributions	(0.26)	(0.24)	(0.25)	(0.31)	(0.23)
Net asset value, end of period	$8.70	$8.39	$8.12	$8.55	$8.50
Total return (not reflecting CDSC)	7.00%	6.31%	(2.08)%	4.34%	4.49%
Ratios/supplemental data
Net assets, end of period (in thousands)	$4,256	$4,833	$7,091	$11,726	$16,871
Ratio of expenses to average net assets	2.01%	1.99%	1.94%	1.92%	1.91%
Ratio of net investment income to average net assets	2.79%	2.44%	3.08%	3.56%	2.74%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.39	$8.12	$8.55	$8.50	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.30	0.26	0.32	0.37	0.29
Net gain (loss) on securities (both realized and unrealized)	0.34	0.31	(0.43)	0.05	0.14
Total from investment operations	0.64	0.57	(0.11)	0.42	0.43
Less distributions:
Dividends from net investment income	(0.33)	(0.30)	(0.32)	(0.36)	(0.29)
Distributions from capital gains	—	—	––	(0.01)	––
Total distributions	(0.33)	(0.30)	(0.32)	(0.37)	(0.29)
Net asset value, end of period	$8.70	$8.39	$8.12	$8.55	$8.50
Total return	7.79%	7.08%	(1.35)%	5.06%	5.24%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,239	$1,174	$1,142	$1,451	$1,857
Ratio of expenses to average net assets	1.28%	1.27%	1.21%	1.22%	1.20%
Ratio of net investment income to average net assets	3.56%	3.16%	3.80%	4.26%	3.46%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA THREE PEAKS HIGH INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.40	$8.13	$8.56	$8.50	$8.36
Income (loss) from investment operations:
Net investment income(1)	0.32	0.29	0.34	0.39	0.32
Net gain (loss) on securities (both realized and unrealized)	0.32	0.30	(0.43)	0.07	0.14
Total from investment operations	0.64	0.59	(0.09)	0.46	0.46
Less distributions:
Dividends from net investment income	(0.35)	(0.32)	(0.34)	(0.39)	(0.32)
Distributions from capital gains	—	—	––	(0.01)	––
Total distributions	(0.35)	(0.32)	(0.34)	(0.40)	(0.32)
Net asset value, end of period	$8.69	$8.40	$8.13	$8.56	$8.50
Total return	7.82%	7.37%	(1.09)%	5.51%	5.55%
Ratios/supplemental data
Net assets, end of period (in thousands)	$136,978	$123,094	$109,939	$158,359	$173,150
Ratio of expenses to average net assets	1.01%	1.00%	0.94%	0.92%	0.90%
Ratio of net investment income to average net assets	3.81%	3.44%	4.08%	4.57%	3.77%
Portfolio turnover rate	347%	124%	118%	156%	153%

(1)   Per share amounts have been calculated using the daily average shares method.

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AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.62	$40.84	$52.38	$47.39	$44.78
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.29)	(0.17)	(0.24)	(0.06)	(0.11)
Net gain (loss) on securities (both realized and unrealized)	3.94	14.50	(5.27)	7.76	2.72
Total from investment operations	3.65	14.33	(5.51)	7.70	2.61
Less distributions:
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Paid-in capital from redemption fees	—	—	––	––	0.01
Net asset value, end of period	$51.86	$50.62	$40.84	$52.38	$47.39
Total return (not reflecting sales charges)	7.39%	35.47%	(11.35)%	16.35%	5.85%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$76,507	$94,879	$75,438	$105,809	$136,347
Ratio of expenses to average net assets	1.54%	1.49%	1.41%	1.38%	1.39%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.35)%	(0.45)%	(0.12)%	(0.24)%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were :

Ratio of expenses to average net assets	1.54%	1.49%	1.41%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.35)%	(0.45)%	(0.12)%	(0.22)%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	1.54%	1.49%	1.41%	1.38%	1.39%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

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AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.00	$32.49	$43.26	$39.83	$37.91
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.47)	(0.41)	(0.50)	(0.34)	(0.35)
Net gain (loss) on securities (both realized and unrealized)	2.98	11.47	(4.24)	6.48	2.28
Total from investment operations	2.51	11.06	(4.74)	6.14	1.93
Less distributions:
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Net asset value, end of period	$39.10	$39.00	$32.49	$43.26	$39.83
Total return (not reflecting CDSC)	6.67%	34.51%	(11.96)%	15.53%	5.09%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$23,795	$36,697	$40,453	$73,163	$87,187
Ratio of expenses to average net assets	2.24%	2.20%	2.11%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.05)%	(1.17)%	(0.81)%	(0.92)%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	2.24%	2.20%	2.11%	2.08%	2.08%
Ratio of net investment income (loss) to average net assets	(1.34)%	(1.05)%	(1.17)%	(0.81)%	(0.91)%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	2.24%	2.20%	2.11%	2.08%	2.10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

42 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$52.90	$42.49	$54.23	$48.93	$46.19
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.27)	(0.14)	(0.27)	(0.02)	(0.04)
Net gain (loss) on securities (both realized and unrealized)	4.14	15.10	(5.44)	8.02	2.77
Total from investment operations	3.87	14.96	(5.71)	8.00	2.73
Less distributions:
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Paid-in capital from redemption fees	—	—	––	0.01	0.02
Net asset value, end of period	$54.36	$52.90	$42.49	$54.23	$48.93
Total return	7.49%	35.57%	(11.33)%	16.46%	5.95%
Ratios/supplemental data
Net assets, end of period (in thousands)	$3,285	$4,292	$6,687	$40,900	$47,486
Ratio of expenses to average net assets	1.47%	1.43%	1.35%	1.31%	1.31%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.27)%	(0.49)%	(0.04)%	(0.09)%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.47%	1.43%	1.35%	1.31%	1.31%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.27)%	(0.49)%	(0.04)%	(0.09)%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	1.47%	1.43%	1.35%	1.31%	1.31%

(1)   Per share amounts have been calculated using the daily average shares method.

43 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$55.24	$44.11	$55.91	$50.27	$47.36
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.17)	(0.02)	(0.10)	0.10	0.04
Net gain (loss) on securities (both realized and unrealized)	4.34	15.70	(5.67)	8.25	2.87
Total from investment operations	4.17	15.68	(5.77)	8.35	2.91
Less distributions:
Dividends from net investment income	—	—	––	––	––
Distributions from capital gains	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Total distributions	(2.41)	(4.55)	(6.03)	(2.71)	(0.01)
Paid-in capital from redemption fees	—	—	––	––	0.01
Net asset value, end of period	$57.00	$55.24	$44.11	$55.91	$50.27
Total return	7.71%	35.90%	(11.09)%	16.71%	6.16%(2)
Ratios/supplemental data
Net assets, end of period (in thousands)	$126,001	$179,349	$176,998	$381,286	$352,751
Ratio of expenses to average net assets	1.23%	1.20%	1.11%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.05)%	(0.18)%	0.18%	0.08%
Portfolio turnover rate	69%	88%	123%	70%	67%

Expense and net investment income ratios before expense recovery, as applicable, were:

Ratio of expenses to average net assets	1.23%	1.20%	1.11%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.05)%	(0.18)%	0.18%	0.10%

Expense ratios after giving effect to net of expense recovery were:

Ratio of expenses to average net assets	1.23%	1.20%	1.11%	1.08%	1.10%

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   During 2016, the total return would have been higher had previously waived management fees and expenses reimbursed not been recovered by the Manager (and, in turn, the Sub-Adviser) in line with its agreement with the Fund.

44 | Aquila Funds Trust

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within Aquila Group of Funds)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
•	Eligible shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)
•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Aquila Group of Funds not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

45 | Aquila Funds Trust

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

46 | Aquila Funds Trust

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

47 | Aquila Funds Trust

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”)

Sales Waivers and Reductions in Sales Charges

Effective on or after February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Aquila Group of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Aquila Group of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

48 | Aquila Funds Trust

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

****************************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or LOI

49 | Aquila Funds Trust

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from an Aquila Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•         Shares sold due to death or disability of the shareholder

•         Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•         Shares bought due to returns of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•         Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•         Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Aquila Group of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Aquila Group of Funds through Baird, over a 13-month period of time

50 | Aquila Funds Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

Aquila Investment Management LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

Three Peaks Capital Management, LLC

3750 Dacoro Lane, Suite 100

Castle Rock, Colorado 80109

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, CPA, Secretary

Distributor

Aquila Distributors LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

This Prospectus concisely states information about the Funds that you should know before investing. A Statement of Additional Information about the Funds (the “SAI”) has been filed with the Securities and Exchange Commission. The SAI contains information about each Fund and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You can get the SAI and the Funds’ annual and semi-annual reports without charge upon request, and request other information about the Funds and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.

Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Funds are registered with the SEC under the Investment Company Act of 1940 is 811-03578.

This Prospectus should be read and retained for future reference

AQL-AFTPRO-0421

Aquila Three Peaks High Income Fund
Aquila Three Peaks Opportunity Growth Fund
each a series of
AQUILA FUNDS TRUST
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666

For shareholder account inquiries, call the Funds’ Shareholder Servicing Agent at:
800-437-1000

The telephone number for Financial Professionals is:
800-437-1020

	Class A	Class C	Class F	Class I	Class Y
Aquila Three Peaks High Income Fund	ATPAX	ATPCX	ATPFX	ATIPX	ATPYX
Aquila Three Peaks Opportunity Growth Fund	ATGAX	ATGCX	ATGFX	ATRIX	ATGYX

STATEMENT OF ADDITIONAL INFORMATION
April 26, 2021

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Funds dated April 26, 2021. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.
The Prospectus may be obtained from the Funds’ Distributor,
Aquila Distributors LLC
120 West 45th Street,
Suite 3600,
New York, NY  10036
212-697-6666
or
from the Funds’ Shareholder Servicing Agent,
BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements
The financial statements and financial highlights for the Funds (File Nos. 2-79722 and 811-3578) for the fiscal year ended December 31, 2020, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on March 2, 2021 (Accession No. 0000707800-21-000003), are hereby incorporated by reference into this SAI.  These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference.
Aquila Three Peaks Opportunity Growth Fund acquired the assets and liabilities of Aquila Three Peaks Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013.  As a result of the reorganization Aquila Three Peaks Opportunity Growth Fund is the accounting successor of the Predecessor Fund.  For periods prior to October 11, 2013, financial and other information shown herein for Aquila Three Peaks Opportunity Growth Fund is that of the Predecessor Fund.  The Annual Report can be obtained without charge by calling 800-437-1000 toll-free.

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Fund History
Aquila Funds Trust is a Massachusetts business trust formed in 1982 and called at that time Prime Cash Fund. It operated as a money-market fund until 1996, when it ceased operations. From then until June 1, 2006, it did not offer shares to the public. On March 17, 2006, its name was changed to Aquila Three Peaks High Income Fund.  Effective April 10, 2013 the Trust was renamed Aquila Funds Trust.  Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”) are series of Aquila Funds Trust.  Each Fund is an open-end, diversified management investment company.
Aquila Three Peaks High Income Fund commenced operations on June 1, 2006.  Aquila Three Peaks Opportunity Growth Fund commenced operations in connection with the reorganization of the Fund with the Predecessor Fund on October 11, 2013.
Investment Objectives, Investment Strategies and Risks
The Funds’ Prospectus discusses each Fund’s investment objective and strategies.  The following discussion supplements the description of each Fund’s investment strategies in their Prospectus.
Investment Objectives
Aquila Three Peaks High Income Fund.  The investment objective of Aquila Three Peaks High Income Fund is to obtain high current income.  Capital appreciation is a secondary objective when consistent with its primary objective.
Aquila Three Peaks Opportunity Growth Fund.  The investment objective of Aquila Three Peaks Opportunity Growth Fund is capital appreciation.
Supplemental Information Regarding Principal Investment Strategies
The following provides additional information about each Fund’s principal investment strategies and risks and the securities in which the Funds may invest.
Percentage Limitations
Each Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
High-Yield/High-Risk Securities
Aquila Three Peaks High Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor’s and Fitch or Ba or lower by Moody’s Investors Service, Inc.). Aquila Three Peaks High Income Fund may also invest in unrated bonds of foreign and domestic issuers.  Aquila Three Peaks Opportunity Growth Fund may invest without limit in convertible securities of any rating, including below investment grade securities, or in unrated convertible bonds.  Aquila Three Peaks Opportunity Growth Fund may invest in high yield bonds in an effort to moderate equity market volatility by virtue of the coupon payments and the Sub-Adviser’s expectation of lower volatility of high yield bonds relative to equity securities. High yield bonds generally experience greater volatility than investment grade bonds.  Aquila Three Peaks Opportunity Growth Fund may also invest in fixed income securities to increase returns. The Fund may also invest in other debt instruments, such as exchange traded funds that invest primarily in fixed income securities, zero coupon bonds or pay-in-kind (“PIK”) bonds.

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Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.  Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.
LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to—or discontinuation of —LIBOR on the fund will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

Convertible Securities
Each Fund may invest in convertible securities.  A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

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Warrants
Aquila Three Peaks Opportunity Growth Fund may also invest in warrants. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.
Shares of Investment Companies
Each Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder.
Investment companies may include index-based investments such as exchange traded funds (“ETFs”), specifically those which hold substantially all of their assets in securities representing a specific index. Accordingly, the main risk of investing in such index-based investments is the same as investing in a portfolio of securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based ETFs will fluctuate both in accordance with changes in the market value of their underlying portfolio securities and due to supply and demand for the index-based instruments themselves on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Each Fund may also invest in shares of money-market funds to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. Each Fund may also invest in other types of investment companies from time to time for other portfolio management purposes under applicable law.
Over-the-Counter Market
Aquila Three Peaks Opportunity Growth Fund is permitted to invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund would invest may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

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Initial Public Offerings (“IPOs”)
Aquila Three Peaks Opportunity Growth Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Sub-Adviser could determine to hold IPO shares for a very short period of time. This could increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares after a very short period of time, the Fund may recognize short-term capital gains, which would be taxable as ordinary income when distributed to shareholders. In addition, the market for IPO shares may be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
Foreign Securities
Within the parameters of its specific investment policies, Aquila Three Peaks High Income Fund may invest without limit in foreign securities.  Aquila Three Peaks Opportunity Growth Fund is permitted to invest up to 15% of its net assets in foreign securities.  Each Fund considers foreign securities to include securities of an issuer that  is organized in and that has its principal office in a non-U.S. country.  Each Fund also considers foreign securities to include securities issued by foreign governmental issuers.  Each Fund may invest in foreign securities either indirectly (e.g., through depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund’s performance may depend on issues other than the performance of a particular company. These issues include:
Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security has increased in value in its home currency. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund’s assets from that country.  Sanctions or other government actions against a foreign nation could negatively impact a Fund’s investments in securities that have exposure to that nation.
A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support,

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have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and other European economies but also the broader global economy could be significant.  Moreover, other countries may also seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.  A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could occur elsewhere in Europe.  Europe has also been struggling with mass migration from the Middle East and Africa.  The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets.  Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds’ investments due to the interconnected nature of the global economy and capital markets.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.
Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.
Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.
When-Issued and Delayed Delivery Obligations
Each Fund may buy obligations on a when-issued or delayed delivery basis.  The purchase price and the interest rate payable on a when-issued or delayed delivery basis are fixed on the transaction date.  At the time a Fund makes the commitment to purchase obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such obligations in determining its net asset value.  A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the obligations.

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Zero Coupon, Step Coupon and Pay-In-Kind Securities
Aquila Three Peaks High Income Fund may invest without limit in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
The income-producing securities that a Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon, step coupon and PIK securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon, step coupon and PIK bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds, step coupon bonds or PIK bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Real Estate Investment Trusts
Aquila Three Peaks Opportunity Growth Fund may invest in liquid securities issued by equity real estate investment trusts, which own real estate properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for generally favorable tax treatment under the Code and failing to maintain exemption from the 1940 Act.

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Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If due to subsequent fluctuations in value or any other reasons, the value of a Fund’s illiquid securities exceeds this percentage limitation, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity.  Certain restricted securities may be determined to be liquid pursuant to the Funds’ liquidity risk management program, and will not be counted toward this 15% limit.  The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.
Other Income-Producing Securities
Each Fund may invest in other types of income producing securities, including:
Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
In order to use these investments most effectively, the Sub-Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Each Fund can purchase tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.
Defaulted Securities
Each Fund may invest in defaulted securities. A Fund will invest in defaulted securities only when the Sub-Adviser believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-Adviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

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Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities. Although a Fund generally will purchase securities for which the Sub-Adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. A Fund will limit holdings of any such securities to amounts that the Sub-Adviser believes could be readily sold, and holdings of such securities will, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Aquila Three Peaks High Income Fund may from time to time sell short 5- or 10-year U.S. Treasury Obligations for the purpose of shortening the overall duration of its portfolio.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that each Fund may use.
Lending of Portfolio Securities
In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which Three Peaks Capital Management, LLC (the “Sub-Adviser”) has determined are creditworthy under guidelines established by the Funds’ Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders’ fees paid to broker-dealers and any other related expenses.  Neither Fund engaged in securities lending activity during its most recent fiscal year.
Repurchase Agreements
Each Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest credit rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Sub-Adviser will regularly review the financial strength of all parties to repurchase agreements with a Fund.

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Under a repurchase agreement, at the time a Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the “Resold Securities.”) The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.
Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such transactions being explicitly included in the definition of “lend” in the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the “collateral” is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.
The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.
Cash Management and Defensive Investing
Cash Management.  Each Fund may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although a Fund has the ability to take defensive positions, the Fund’s Manager or Sub-Adviser may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by a Fund for cash management or defensive investing purposes can fluctuate in value.  Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing

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denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so.  The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as the Sub-Adviser, The Bank of New York Mellon, the Funds’ Custodian, and BNY Mellon Investment Servicing (US) Inc., the Funds’ Shareholder Servicing Agent.  In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the Manager exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only.

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A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this may indicate greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable to purchase or sell securities.

Aquila Three Peaks High Income Fund's annual portfolio turnover rates for the fiscal years ended December 31, 2020 and December 31, 2019 was 347% and 124%, respectively.  The increase in portfolio turnover during 2020 was due to repositioning of the Fund's portfolio holdings as a result of the COVID-19 pandemic, in addition to elevated capital market activity and bond refinancing which resulted in increased involuntary turnover throughout the year.

Aquila Three Peaks Opportunity Growth Fund's annual portfolio turnover rates for the fiscal years ended December 31, 2020 and December 31, 2019 was 69% and 88%, respectively.

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Fund Policies
Investment Restrictions
Each Fund has adopted certain fundamental investment policies which, along with the investment objective of Aquila Three Peaks High Income Fund, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Board may change non-fundamental investment policies at any time.  Each Fund’s fundamental policies are set forth below:

(1)	The Fund may not borrow money except as permitted by the 1940 Act.
(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
(3)	The Fund may lend money or other assets to the extent permitted by the 1940 Act.
(4)	The Fund may not issue senior securities except as permitted by the 1940 Act.
(5)	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.
(7)	The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, neither Fund contemplates borrowing for leverage, but if a Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.
A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and

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guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Funds’ policies on senior securities. If a Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Fund’s Board, Manager and Sub-Adviser, regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Manager or Sub-Adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for

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temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar  rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications.

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The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Management of the Funds
The Board of Trustees
The business and affairs of the Funds are managed under the direction and control of the Funds’ Board of Trustees. The Board of Trustees has authority over every aspect of the Funds’ operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under each Fund’s Distribution Plan and Shareholder Services Plan.
The Funds have an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Funds.  The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls.  The Audit Committee held two meetings during the last fiscal year.
The Funds have a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee did not hold any meetings during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Funds at the Funds’ principal address for the attention of the Chair of the Nominating Committee.
The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Funds’ business and operations as an integral part of its responsibility for oversight of the Funds. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall oversight of the Board of Trustees, the Funds and the Manager, Sub-Adviser and other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.  Operational or other failures, including cybersecurity failures, at any one or more of the Funds’ service providers could have a material adverse effect on the Funds and their shareholders.
The Board of Trustees has a Chair who is an Independent Trustee.  The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Fund’s activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President and Treasurer of the Funds (who are also officers and/or employees of the Manager), as well as the President of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Funds, such as the Funds’ independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

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The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds, the Manager, the Sub-Adviser or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see “Cybersecurity Issues” above).  As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Funds invest in fixed income and/or equity securities and the Board of Trustees uses the financial knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust.

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Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

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Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

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Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Glenn P. O'Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012
John M. Burlingame Miami, FL (1955	Trustee of Aquila Funds Trust since 2006
Senior Vice President, Spottswood Management, Inc., 2019-present; private investor, 2017-2019; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.

			3	Formerly Trustee, American Resort Development Association

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Name and Year of Birth(1)	Positions Held with The Trust and Length of Service (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013

Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.

			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee
Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O'Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, "The Future of the Suburban City" Island Press, 2016.	8	None
Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

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(1) The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(3) Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(4) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013
Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor  1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013
Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Candace D. Roane New York, NY (1977)	Vice President of Aquila Funds Trust since September 2019
Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Funds Trust since 2013
Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since 2020, Assistant Secretary 2018-2019
Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.
Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.
(2) The term of office of each officer is one year.

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The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Funds at this time in light of the Funds’ business and structure, in addition to those listed above, were as follows.
Diana P. Herrmann:
Over 39 years of experience in the financial services industry, 34 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

John M. Burlingame:
Knowledgeable about financial management as an executive of major hotel corporation responsible for all phases of hotel development for Hyatt; knowledgeable about operation and governance of mutual funds as an investment company board member for 14 years.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 28 years.

Grady Gammage, Jr.:
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 19 years.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as an investment company board member for 8 years.

Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 14 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Securities Holdings of the Trustees
(as of 12/31/20)
Following is information regarding the holdings of each Trustee in the Funds.  All shares listed as held by a Trustee are Class A Shares unless indicated otherwise.

Name of Trustee	Dollar Range of Ownership in Aquila Three Peaks High Income Fund(1)	Dollar Range of Ownership in Aquila Three Peaks Opportunity Growth Fund(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	E	E	E

Non-interested Trustees
John M. Burlingame	E	E	E
Gary C. Cornia	C	E	E
Grady Gammage, Jr.	E	E	E
Glenn P. O'Flaherty	C	C	E
Patricia L. Moss	C	C	E
(1)   A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000
None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.
Trustee Compensation
The Funds do not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager or the Sub-Adviser.
For its fiscal year ended December 31, 2020, Aquila Three Peaks High Income Fund paid a total of $88,854 in compensation and reimbursement of expenses to the Trustees.  For its fiscal year ended December 31, 2020, Aquila Three Peaks Opportunity Growth Fund paid a total of $122,739 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by a Fund to its Trustees.
Each Fund is a fund in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund and the compensation they received during the fiscal year ended December 31, 2020 from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

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Name of Trustees	Compensation as Trustee from Aquila Three Peaks High Income Fund for Fiscal Year Ended December 31, 2020	Compensation as Trustee from Aquila Three Peaks Opportunity Growth Fund for Fiscal Year Ended December 31, 2020	Compensation as Trustee from All Funds in the Aquila Group of Funds for Fiscal Year Ended December 31, 2020	Number of Funds in the Aquila Group of Funds Overseen by Trustee for Fiscal Year Ended December 31, 2020(1)
John M. Burlingame	$20,690.47	$28,309.53	$49,000.00	3
Gary C. Cornia	$14,387.86	$20,191.05	$94,900.00	8
Grady Gammage, Jr.	$14,334.29	$20,137.47	$81,500.00	8
Patricia L. Moss	$14,394.55	$20,188.78	$69,900.00	8
Glenn P. O’Flaherty	$21,927.04	$30,218.69	$175,000.00	9
(1) Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
Class A Shares of each Fund may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)
Ownership of Securities
Aquila Three Peaks High Income Fund

On March 30, 2021, the following persons held 5% or more of any class of Aquila Three Peaks High Income Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders

Record Holder	Share Class	Number of Shares	Percent of Class
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	433,118 76,248 1,342,636	9.40% 17.39% 8.04%
LPL Financial 4707 Executive Drive San Diego, CA	Class A Class C Class Y	282,919 36,998 5,081,979	6.14% 8.44% 30.45%

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Record Holder	Share Class	Number of Shares	Percent of Class
Edward D. Jones & Co. FBO Customers 12555 Manchester Road Saint Louis, MO	Class A Class C	509,034 22,304	11.04% 5.09%
J.P. Morgan Securities LLC 4 MetroTech Center Brooklyn, NY	Class I	7,945	5.41%
Morgan Stanley Smith Barney LLC 1 New York Plaza New York, NY	Class A Class C Class Y	381,680 107,535 3,272,524	8.28% 24.53% 19.61%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA	Class A Class Y	879,334 838,072	19.07% 5.02%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	1,693,142	10.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class C Class Y	96,753 1,274,749	22.07% 7.64%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA	Class I	12,866	8.76%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE	Class I	35,883	24.43%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Class I	23,529	16.02%

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Additional 5% Shareholders
The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of the Fund’s outstanding shares as of such date.
Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned approximately 1% of the outstanding shares of Aquila Three Peaks High Income Fund.
Aquila Three Peaks Opportunity Growth Fund

On March 30, 2021, the following persons held 5% or more of any class of Aquila Three Peaks Opportunity Growth Fund’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders

Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class Y	81,041 287,392	5.58% 13.33%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Streett San Francisco, CA	Class A Class C Class Y	287,253 92,826 169,562	19.79% 17.55% 7.87%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class I	20,728	37.11%
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	179,149 103,910 365,858	12.34% 19.65% 16.97%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class I Class Y	78,388 51,449 3,135 270,342	5.40% 9.73% 5.61% 12.54%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road Saint Louis, MO	Class A	138,977	9.58%

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Record Holder	Share Class	Number of Shares	Percent of Class
LPL Financial 4707 Executive Drive San Diego, CA	Class A Class Y	78,729 124,495	5.42% 5.78%
Morgan Stanley Smith Barney LLC 1 New York Plaza New York, NY	Class C Class Y	93,557 143,613	17.69% 6.66%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE	Class I	10,260	18.37%

    The Funds’ management is not aware of any other person beneficially owning more than 5% of any class of the Fund’s outstanding shares as of such date.

Management Ownership
As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned approximately 1.7% of the outstanding shares of Aquila Three Peaks Opportunity Growth Fund.
Investment Advisory and Other Services
Information about the Manager, the Sub-Adviser and the Distributor
Management Fees
Aquila Three Peaks High Income Fund
During the fiscal years listed, Aquila Three Peaks High Income Fund accrued fees to the Manager as follows:

Year	Fee	Waivers
2020	$1,109,433	$0
2019	$1,091,692	$0
2018	$1,271,445	$0

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Aquila Three Peaks Opportunity Growth Fund
During the fiscal years listed, Aquila Three Peaks Opportunity Growth Fund accrued fees to the Manager as follows:

Year	Fee	Waivers
2020	$2,049,410	$0 was waived.
2019	$2,690,097	$0 was waived.
2018	$4,029,067	$0 was waived.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.
Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is each Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
The Distributor is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.
The Advisory and Administration Agreement
Each Fund’s Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:
(i) supervise continuously the investment program of the Fund and the composition of its portfolio;
(ii) determine what securities shall be purchased or sold by the Fund; and
(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.
The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.
The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

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(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;
(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;
(iii) maintain the Fund’s books and records and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;
(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and
(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.
The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.
The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.
The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of portfolio pricing and keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; (v) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (vi) legal and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (ix) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

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The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that for Aquila Three Peaks High Income Fund, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.30% above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund’s net assets above $250,000,000 of such net asset value; and provided; however, that for Aquila Three Peaks Opportunity Growth Fund, upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value.
For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of each business day at the annual rate of 0.65 of 1% of such net asset value.
For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of each business day at the annual rate of 0.90 of 1% of such net asset value on net assets of the Fund up to $100,000,000, 0.85 of 1% on net assets of the Fund above $100,000,000 to $250,000,000 and 0.80 of 1% of the Fund’s net assets above $250,000,000.
Expense Waiver - Aquila Three Peaks High Income Fund

 The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2022.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.
The Sub-Advisory Agreement
The services of the Sub-Adviser to each of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund are rendered under the Sub-Advisory Agreements between the Manager and the Sub-Adviser, both of which provide, subject to the control of the Board of Trustees, for investment supervision.
Each Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.
Each Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the

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adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.
Each Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.
Each Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”
Each Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.
Each Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.
Each Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

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Each Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.
For its services to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.45 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.40 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.35 of 1% of the Fund's net assets above $250,000,000.
For its services to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.50 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.40 of 1% of the Fund's net assets above $250,000,000.

Sub-Advisory Fees
Aquila Three Peaks High Income Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2020	$732,728	$0 was waived

2019	$721,810	$0 was waived

2018	$832,428	$0 was waived

Aquila Three Peaks Opportunity Growth Fund
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2020	$1,105,724	$0 was waived

2019	$1,432,548	$0 was waived

2018	$2,102,033	$0 was waived

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Information about the Manager and the Sub-Adviser
The Funds’ Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of December 31, 2020, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.2 billion, of which approximately $2.8 billion consisted of assets of the tax-free municipal bond funds, $182 million in the high-income corporate bond fund and $230 million in the equity fund. AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Chair and Chief Executive Officer of AMC.
The Sub-Adviser, Three Peaks Capital Management, LLC, is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Fund, Sandy Rufenacht, a 25+ year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios. The Co-Portfolio Managers share responsibility in selection of securities for purchase or sale and portfolio management.
Additional Information About the Portfolio Managers
The Co-Portfolio Managers are responsible for the day-to-day management of each of the Funds. Mr. Rufenacht does not manage the portfolio of any other investment company or pooled investment vehicle. Mr. Rufenacht co-manages 35 other accounts with combined assets that totaled approximately $206 million as of December 31, 2020. The compensation paid by all of these clients is computed as a percentage of assets under management. No account or fund has performance based fees.
Mr. Rufenacht owns 100% of the outstanding shares of the Sub-Adviser and his cash compensation is in his own discretion and is not based on performance. Mr. Rufenacht owned shares of Aquila Three Peaks High Income Fund in the range of over $100,000 as of December 31, 2020. Mr. Rufenacht owned shares of Aquila Three Peaks Opportunity Growth Fund in the range of over $100,000 as of December 31, 2020.
Dave Battilega is a Co-Portfolio Manager of Aquila Three Peaks High Income Fund and the Aquila Three Peaks Opportunity Growth Fund. Mr. Battilega does not manage the portfolio of any other investment company or pooled investment vehicle. Mr. Battilega co-manages 35 other accounts with combined assets that totaled approximately $206 million as of December 31, 2020. The compensation paid by all of these clients is computed as a percentage of assets under management.  No account or fund has performance based fees.
Mr. Battilega receives a base salary and a discretionary bonus not tied to investment performance. Mr. Battilega owned shares of Aquila Three Peaks High Income Fund in the range of over $100,000 as of December 31, 2020.
Zach Miller is a Co-Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund. Mr. Miller does not manage the portfolio of any other investment company or pooled investment vehicle.  Mr. Miller co-manages 10 other accounts with combined assets that totaled approximately $72 million as of December 31, 2020. The compensation paid by all of these clients is computed as a percentage of assets under management.  No account or fund has performance based fees.
Mr. Miller receives a base salary and a discretionary bonus not tied to investment performance. Mr. Miller owned shares of Aquila Three Peaks Opportunity Growth Fund in the range of over $100,000 as of December 31, 2020.

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Notwithstanding the disclosure below under “Additional Information about the Sub-Adviser,” there are at present no situations where either of the Funds’ opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts.
Additional Information about the Sub-Adviser
The investment activities of the Sub-Adviser in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Funds and their shareholders. The Sub-Adviser may provide investment advisory services to other funds and accounts that have investment objectives, securities holdings, and strategies that are the same as, or differ from, or are contrary to, those of Aquila Three Peaks High Income Fund or Aquila Three Peaks Opportunity Growth Fund. That may result in another fund or account holding investments that are adverse to a Fund’s investment strategies or activities.  Other funds or accounts advised by the Sub-Adviser may have conflicting or competing interests arising from investment objectives that are similar to those of a Fund. Those accounts may engage in, and compete for, the same types of securities or other investments as a Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics.  The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of a Fund.  As a result, the value of securities held by a Fund or a Fund's investment strategies may be adversely affected. A Fund's investment performance will usually differ from the performance of other accounts advised by the Sub-Adviser and a Fund may experience losses during periods in which other accounts advised by the Sub-Adviser achieve gains. The Sub-Adviser has adopted policies and procedures designed to address potential conflicts of interest and prevent favoring one client over another.  It is possible, however, such policies and procedures may limit a Fund’s investment activities and affect its performance.
Underwriting Commissions
Aquila Three Peaks High Income Fund
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Three Peaks High Income Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2020	$21,375	$5,933

2019	$30,754	$6,326

2018	$19,982	$5,655

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Aquila Three Peaks Opportunity Growth Fund
During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of Aquila Three Peaks Opportunity Growth Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2020	$37,383	$3,632

2019	$93,785	$8,287

2018	$146,765	$12,786

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Aquila Three Peaks High Income Fund:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Aquila Three Peaks Opportunity Growth Fund:

Effective September 1, 2020:

Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $50,000	4.25%	3.75%
$50,000 to $99,999	3.75%	3.50%
$100,000 to $249,999	3.25%	3.00%
$250,000 to $499,999	3.00%	2.75%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 or more	None	--

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Prior to September 1, 2020:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $10,000	4.25%	3.75%
$10,000 but less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Fund shares may be higher or lower due to rounding.

Distribution Plan
Each Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  Each Fund’s Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).
For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.
Provisions Relating to Class A Shares (Part I)
Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors LLC (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which

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payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), for Aquila Three Peaks High Income Fund, 0.20 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares, and for Aquila Three Peaks Opportunity Growth Fund, 0.30 of 1% of the average annual net assets of a Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of a Fund’s assets allocable to the Front-Payment Class Shares.
The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into  account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of a Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of a Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of a Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part I is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.

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In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.
Provisions Relating to Class C Shares (Part II)
Part II of the Plan applies only to the Level-Payment Class Shares (“Class C Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.
Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under  the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to

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the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part II is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II will, unless terminated as therein provided, continue in effect from year to year  so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.
In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.
Provisions Relating to Class I Shares (Part III)
Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of a Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

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Subject to the direction and control of the Fund’s Board of Trustees, each Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of each Fund represented by Class I Shares is currently authorized by the Trustees.  Such payments shall be made only out of a Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
While Part III is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Funds, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Funds an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Part III will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by each Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III, and all material amendments must be approved by each Fund’s Trustees and its Independent Trustees in the manner set forth above.

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In the case of a Qualified Recipient which is a principal underwriter of a Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.
Defensive Provisions (Part IV)
Another part of each Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by a Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any  proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.
The Plan states that while it is in effect, the selection and nomination of those Trustees of a Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
The Plan defines as a Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by each Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

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The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of a Fund.
Payments Under the Plan
Aquila Three Peaks High Income Fund
During the fiscal year ended December 31, 2020 payments were made under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients and were for compensation.
Aquila Three Peaks Opportunity Growth Fund
During the fiscal year ended December 31, 2020, payments were made under Part I, Part II and Part III of the Plan.  All payments were to Qualified Recipients, most of whom are broker-dealers, and were for compensation.
Payments to Qualified Recipients
During the fiscal year ended December 31, 2020, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:
Aquila Three Peaks High Income Fund

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$78,920	$3,526	$75,394
Part II	$33,043	$11,061	$21,982
Part III	$1,237	$0	$1,237

Aquila Three Peaks Opportunity Growth Fund
	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients

Part I	$223,323	$10,096	$213,227
Part II	$206,249	$69,212	$137,037
Part III	$3,901	$0	$3,901

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.
Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

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Shareholder Services Plan
Separate from the Fund’s Distribution Plan, each Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of each Fund (regardless of whether such class is so designated or is redesignated by some other name).
Provisions for Level-Payment Class Shares (Class C Shares) (Part I)
As used in Part I of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of a Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.
During the fiscal year ended December 31, 2020, $11,014 was paid to the Distributor under Part I of the Plan with respect to Aquila Three Peaks High Income Fund

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During the fiscal year ended December 31, 2020, $68,750 was paid to the Distributor under Part I of the Plan with respect to Aquila Three Peaks Opportunity Growth Fund.
Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)
As used in Part II of each Fund’s Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.
Subject to the direction and control of each Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.
During the fiscal year ended December 31, 2020, $2,707 was paid to Qualified Recipients under Part II of the Plan with respect to Aquila Three Peaks High Income Fund
During the fiscal year ended December 31, 2020, $8,749 was paid to Qualified Recipients under Part II of the Plan with respect to Aquila Three Peaks Opportunity Growth Fund.

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General Provisions
While each Fund’s Services Plan is in effect, the Funds’ Distributor shall report at least quarterly to the Funds’ Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter. In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.
Each Fund’s Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.
Each Fund’s Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.
 While each Fund’s Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.
Codes of Ethics
Each Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.  However, as a policy of the Sub-Adviser, its employees generally are not permitted to hold investments in reportable securities as defined in Rule 204A-1(e)(10) of the Investment Advisers Act of 1940.
Transfer Agent, Custodian and Independent Registered Public Accounting Firm
Each Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.
Each Fund’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Fund’s assets.
Each Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 performs an annual audit of the Fund’s financial statements.

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Brokerage Allocation and Other Practices
Aquila Three Peaks High Income Fund
During the fiscal years ended December 31, 2020, 2019 and 2018, all transactions in portfolio securities were transacted on a principal basis. No brokerage commissions were paid.
The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Fund’s securities are contained in the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker/dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, implement the policy of the Fund to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices.  In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Sub-Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.
Aquila Three Peaks Opportunity Growth Fund
The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2020, 2019 and 2018 were approximately $260,684, $269,804 and $708,417, respectively.  Significant changes in brokerage commissions paid by the Fund from year to year have been due to changing asset levels and/or portfolio turnover.  During each of the fiscal years ended December 31, 2020, 2019 and 2018, the Fund did not effect brokerage transactions with an affiliated person.
The following provisions describing the brokerage allocation and other practices relating to purchases and sales of the Fund’s debt and equity securities are derived from the Sub-Advisory Agreement. The Sub-Adviser, as a fiduciary, has full discretion in making investment and trade allocation decisions for the Fund.  The Sub-Adviser fully recognizes its fiduciary responsibility to act in the best interests of the Fund, as well as its other clients, when making decisions relative to opportunities, including those on both sides of an issuer’s capital structure.  In general, the primary consideration in effecting equity and debt transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission or markup, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions (or markups), the Fund will not necessarily be paying the lowest spread or

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commission (or markup) available. The Sub-Adviser has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Sub-Adviser may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, the nature and timing of the trade; the financial condition and execution capability of the broker-dealer; and the reasonableness and overall cost of the trade under prevailing market conditions. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services.  The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.
The Sub-Adviser may combine or aggregate trades in the same security into a single order in which the Fund and all participating accounts will receive the same average price per share for the transacted security.  If an aggregated order is not completely filled at the end of a trading day, any further trading of the security will continue to be allocated on a pro rata basis across participating accounts.  In an effort to achieve trading efficiencies while seeking to obtain best execution, the Sub-Adviser may also engage in interfund or cross transactions consistent with Rule 17a-7 under the 1940 Act and procedures established by the Board of Trustees.
Capital Stock
Each Fund currently offers five classes of shares.
* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.00% of the public offering price for Aquila Three Peaks High Income Fund, and 4.25% of the public offering price for Aquila Three Peaks Opportunity Growth Fund, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares for Aquila Three Peaks High Income Fund, and at the rate of 0.30 of 1% of the average annual net assets represented by the Class A Shares for Aquila Three Peaks Opportunity Growth Fund.
* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.
* Fiduciary Class Shares (“Class F Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares of each Fund are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.

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* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption free or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund.  In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.
* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee.
As an open-end management investment company, each Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See “Purchase, Redemption and Pricing of Shares.” When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each Fund are fully paid and non-assessable. Shares will remain on deposit with the Funds’ transfer agent and certificates are no longer issued.
Each Fund is a series of Aquila Funds Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of each Fund, designated as Class A, Class C, Class F, Class I and Class Y shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.
The Funds’ Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Funds are not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
The Trustees may establish the number of Trustees, provided that in no case shall the number be less than three.  Vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.

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The Declaration of Trust provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of the Trust or a series or class of the Trust, (b) with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees , and (d) with respect to any amendment of the Declaration of Trust.
Each Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. No shareholder shall have any right to purchase or subscribe for any security of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.  Shareholders shall have no pre-emptive or other right to subscribe to any additional shares or other securities issued by the Trust or the Trustees.
The Declaration of Trust provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the aggregate net asset value of such shares has been reduced by a shareholder to $500 or less upon notice to shareholders.
The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of a Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which a Fund itself would be unable to meet its obligations.
The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to a Fund or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  In addition, the Trust’s By-Laws provide that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust requires the Funds to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.  The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.

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Purchase, Redemption, and Pricing of Shares
The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Sales Charges for Purchases of $1 Million or More of Class A Shares
You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:
(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.
Short-Term Trading
The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares.

Broker/Dealer Compensation - Class A Shares
Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.
Redemption of CDSC Class A Shares
If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

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When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila Fund Shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.
The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.
The CDSC will be waived for:
•	Redemption following the death of the shareholder or beneficial owner.
•	Redemption by the Fund when an account falls below the minimum required account size.
•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

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The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Broker/Dealer Compensation - CDSC Class A Shares
The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million and up to $2.5 million	1%

Over $2.5 million and up to $5 million	0.50 of 1%

Over $5 million	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares
Rights of Accumulation
“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more with respect to Aquila Three Peaks High Income Fund and $10,000 or more with respect to Aquila Three Peaks Opportunity Growth Fund.
Letters of Intent
“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.
General
As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see “Broker-Defined Sales Charge Waiver Policies” in the Prospectus more information.
Class A Shares may be purchased without a sales charge by:
*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

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*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	broker dealers, their officers and employees and other investment professionals;
*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;
*	certain family members of, and plans for the benefit of, the foregoing; and
*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.
Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.
Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which a Fund is a party.
Each Fund permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that
(i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and
(iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.
Examples of a qualified group include, but are not limited to:
*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and
*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.

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The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Funds, except as set forth under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
Investors may exchange securities acceptable to the Manager (after consultation with the Sub-Adviser) for shares of the Funds. The Funds believe such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.
Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b‑1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Funds, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of a Fund.
Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to a Fund or its shareholders, although such resources may include profits derived from services provided to the Funds.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.
At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Funds, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Funds and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

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Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:
•	assistance in training and educating the financial advisor’s personnel;
•	participation in the financial advisor’s conferences and meetings;
•	advertising of the Funds’ shares;
•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;
•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;
•	shareholder education events;
•	exhibit space or sponsorships at regional or national events of financial intermediaries;
•	participation in special financial advisor programs;
•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;
•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;
•	inclusion of the Funds and/or the Aquila Group of Funds on preferred or recommended sales lists; and
•	other comparable expenses at the discretion of the Distributor.
The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2020, include 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Janney Montgomery Scott LLC, JP Morgan, LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC, Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc. and Wells Fargo Advisors LLC.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.
The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.
Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

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Systematic Withdrawal Plan (Class A Shares Only)
You may establish a Systematic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Systematic Withdrawal Plan is not available for Class C Shares, Class F Shares, Class I Shares or Class Y Shares.
Under a Systematic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Systematic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Systematic Withdrawal Plan provisions of the New Account Application.)
Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.
Share Certificates
The Funds no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.
Reinvestment Privilege (Class A and C Shares Only)
If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.
The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.
Exchange Privilege
Shareholders of each Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.
Generally, you can exchange shares of any class of a Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1000 for more information on the exchange privilege.
Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Fund in the Aquila Group of Funds.

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The following important information should be noted:
CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.
If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.
Each of the funds in the Aquila Group of Funds reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence.  The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.
All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.
The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free
Note: The Funds, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.
Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.
An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.
Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

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If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.
Conversion of Class C Shares
Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Group of Funds.
“Transfer on Death” Registration (Not Available for Class F, Class I or Class Y Shares)
Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of a Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Funds; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.
You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

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An investor in Class F, Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary.
Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, each Fund will calculate its net asset value as of the scheduled closing time. Fixed-income securities and certain derivative instruments generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuations.  Equity securities and certain derivative instruments generally are priced daily by a nationally recognized securities pricing service (Intercontinental Exchange, f/k/a FT Interactive Data currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. The close of the principal exchanges or other markets on which some of the Fund’s portfolio securities are traded may be later than 4:00 p.m. New York time.
Circumstances such as a significant market event, low trading volume, illiquidity, or high volatility with respect to a particular security may prompt the Fund’s Valuation Committee to meet in order to determine appropriate action, if any, which could possibly include determining the fair value of the security.  In the event that a security must be fair valued, the Valuation Committee may request such information as it considers appropriate, including past price changes of the security involved.
The Valuation Committee shall be comprised of the Manager’s President & CEO, Executive Vice President and any employee of the Manager who formerly served as Treasurer of the Fund, as well the Fund’s Chief Financial Officer, Assistant Treasurer and Chief Compliance Officer.  One member of the Valuation Committee shall constitute a quorum.
The Fund’s Portfolio Managers may be consulted by the Valuation Committee as appropriate but shall not be members of the Valuation Committee and shall not make determinations as to the fair value of a security held by the Fund.
As indicated above, the net asset value per share of the Fund’s shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.
Purchases and Redemptions of Shares
Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Fund; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

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Purchases and Redemptions Through Broker/Dealers
A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.
Limitation of Redemptions in Kind
Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Disclosure of Portfolio Holdings
Under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds.com. www.aquilafunds.com
In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds’ Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.
Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between a Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Funds, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

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Each Fund currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services and liquidity classification vendor) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;
4.	The Bank of New York Mellon (custodian, fund accountant and liquidity classification vendor) on a daily basis with no lag;
5.	The Distributor on a daily basis with no lag;
6.	Investor Tools (portfolio analytics service) on a daily basis with no lag; and
7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end.

Each Fund also currently provides holdings information to Morningstar, Fact Set and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.
Additional Tax Information
The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a Fund through an IRA, 401(k) plan or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Each Fund and Its Investments
Each Fund will be treated as a separate taxpayer for U.S. Federal income tax purposes.  Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

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A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.
If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.  If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.
The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.
Each Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders and may make it more difficult for a Fund to qualify for treatment as a regulated investment company. These provisions also (a) will require each Fund to “mark to market” certain types of the

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positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.
The Funds’ investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales are generally treated as short-term capital gains. A short sale may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount.  In order to distribute this income and avoid a tax on the Fund, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

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Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.
Aquila Three Peaks Opportunity Growth Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by Aquila Three Peaks Opportunity Growth Fund will reduce the return from the Fund’s investments.
If more than 50% of the value of Aquila Three Peaks High Income Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. Federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders.  For any year that Aquila Three Peaks High Income Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and the shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any.  No deductions for foreign taxes paid by Aquila Three Peaks High Income Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions.  No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.  Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.  Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.”  If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.
Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. Federal income tax on a portion of any

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“excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund might have to distribute such income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.  A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.
If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
For U.S. Federal income tax purposes, unused capital loss carryforwards of a Fund may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.  As of December 31, 2020, Aquila Three Peaks High Income Fund had capital loss carryforwards of $2,208,509 which is long-term and has no expiration date, and Aquila Three Peaks Opportunity Growth Fund did not have any capital loss carryforwards.
Taxation of U.S. Shareholders
Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards).  If, however, a Fund retains for investment an amount equal to all or a portion of its net

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long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the applicable Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.
Dividends and distributions from a Fund and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of computing the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares of a Fund (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Special rules apply to certain dividends paid by Aquila Three Peaks Opportunity Growth Fund to individuals. In particular, certain dividends may be treated as “qualified dividend income”, which is subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties.  Certain other dividends received from foreign corporations will be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S.  Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust (a “REIT”)

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or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.
If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Dividends paid by Aquila Three Peaks Opportunity Growth Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.
Aquila Three Peaks High Income Fund does not expect that any of its dividends paid will qualify for the dividends-received deduction for corporate shareholders.  That Fund also does not expect any of its distributions to be treated as qualified dividend income.
If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. Federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Sales of Shares.  Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares.  A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including

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replacement through the reinvesting of dividends and capital gains distributions in the applicable Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding. A Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The backup withholding rate is currently 24%.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.
Notices. Shareholders of each Fund will receive, if appropriate, various written notices after the close of the applicable Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.
Taxation of Non-U.S. Shareholders
Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to Federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to dividends paid to a non-U.S. shareholder who provides

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an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.
The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.  The 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.
Basis Reporting
Each Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, each Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.  If a shareholder has a different basis for different shares of a Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will calculate basis of the shares sold using its default method unless the shareholder has properly elected to use a different method.  Each Fund’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account.
Shareholders may instruct a Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

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Underwriters
The Distributor acts as each Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.
Aquila Three Peaks High Income Fund
Payments of the amounts listed below for Aquila Three Peaks High Income Fund for the fiscal year ended December 31, 2020 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$5,933	None	None	None(1)

(1) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.
Aquila Three Peaks Opportunity Growth Fund
Payments of the amounts listed below for Aquila Three Peaks Opportunity Growth Fund for the fiscal year ended December 31, 2020 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$3,632	None	None	None(1)
(1) Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies
The Board of Trustees of the Funds has delegated authority to vote all proxies related to the Funds’ portfolio securities to the Sub-Adviser, Three Peaks Capital Management, LLC, and has approved the Sub-Adviser’s Proxy Voting Policies and Procedures for use in voting proxies on behalf of the Fund, if any.

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Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling the Fund toll-free  at 1-800-437-1000, (2) at www.aquilafunds.com, and (3) on the SEC’s website at www.sec.gov.
The following are excerpts relevant to the Funds from the Sub-Adviser’s Statement of Proxy Voting Policies and Procedures.

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THREE PEAKS CAPITAL MANAGEMENT, LLC
STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES

General Statement
Three Peaks Capital Management LLC manages portfolios in the high yield bond market and the equity market.  Therefore, on the high yield bond portfolios, the Firm does not vote proxies.  However, on the equity portfolios, the proxy voting policies and procedures are set forth below.
The purposes of these proxy policies and procedures is to set forth the principles, guidelines and procedures by which Three Peaks Capital Management, LLC (the “Firm” or “TPCM”) votes the securities owned by its clients for which the Firm exercises voting authority and discretion (“Proxies”).  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.
Proxy Voting Procedures
The guiding principle by which the Firm votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings.  The Firm does not permit voting decisions to be influenced in any matter that is contrary to, or dilutive of, this guiding principle.  It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.
It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of the Firm.

Proxy Guidelines
A. TPCM’s Proxy Voting Guidelines – General Practices.
The Firm uses an independent, third-party vendor [currently Institutional Shareholder Services (“ISS”)] to implement its proxy voting process as the Firm’s proxy voting agent.  In general, whenever a vote is solicited, ISS will execute the vote according to the Firm’s Voting Guidelines (which generally follow ISS recommendations).
B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.
A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the Firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines.  In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.  If the Proxy vote is other than according to the predetermined Voting Guidelines, a written explanation of the reasons for the change will be documented.

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C. Other Proxy Proposals
For the following categories of proposals the Firm will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.
1.
New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Firm will develop a Voting Guideline which will be incorporated into this Policy.

2.	[Accounts Adhering to Taft Hartley Principles.]
3.	[Accounts Adhering to Socially Responsible Principles.]
4.
Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, the Firm will refrain from voting such securities.  However, in the exceptional circumstances that TPCM determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Chief Investment Officer or his designee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above will be voted on the specific instruction of the Chief Investment Officer or his designee.
6.
Executive/Director Compensation. Proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Chief Investment Officer or his designee.

7.
Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals, the Chief Investment Officer or his designee will consider the size of the company and the nature of its shareholder base.

D. Voting Guidelines
The Voting Guidelines are designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  However, the Firm reserves the right to depart from these guidelines in any particular instance in order to avoid voting decisions that may be contrary to the clients’ best interests.
Elections of Directors: In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may, for example, withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we may also withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse.
Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter.  The Firm believes that management remains in the best position to choose the accounting firm and will support management’s recommendation, except that we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

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Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, the Firm will cast its votes in accordance with the company’s management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company of have a material economic effect on the company.
Corporate Restructurings, Mergers and Acquisitions: The Firm believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.
Proposals Affecting Shareholder Rights: The Firm believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.
Corporate Governance: The Firm recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and CEO.
Anti-Takeover Measures: The Firm believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we may support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.
Executive Compensation: The Firm believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Corporate Responsibility: The Firm will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value. We may vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
Proxies of Certain Non-U.S. Issuers: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction.  Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate

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governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. The Firm may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

________________________________
Record Keeping:  The Firm maintains records of all Proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;
•	Proxy statements received regarding client securities are maintained by the Firm and/or the Proxy Vendor;
•	a record of each vote case is maintained by the Firm;
•	a copy of any document created by the Firm that was material to making a decision as to how to vote Proxies on behalf of a client or that memorializes the basis for that decision; and
•	each written client request for Proxy voting records and the adviser’s written response to any (written or oral) client request for such records.

77

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

________________________________
1   For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2   Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European
     Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3   For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s
     Investors Service Products.
4   Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A-1

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa— Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa— Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A— Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa— Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba— Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B— Obligations rated B are considered speculative and are subject to high credit risk.
Caa— Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca— Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C— Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation; and (3) protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-2

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

A-3

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”).
Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

A-4

Preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-5

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-6

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

A-7

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

A-8

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.
Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.
NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

A-9

AQUILA FUNDS TRUST
PART C: OTHER INFORMATION

ITEM 28 Exhibits:

(a)	(i)	Amended and Restated Declaration of Trust (xii)

(a)	(ii)	Schedule B to Amended & Restated Declaration of Trust (xv)

(b)		Amended and Restated By-Laws (xix)

(c)		See Amended and Restated Declaration of Trust and Amended and Restated By-laws filed under Items 28(a)(i), 28(a)(ii) and 28(b)
(d)	(i)	Advisory and Administration Agreement - Aquila Three Peaks High Income Fund (v)

	(ii)	Sub-Advisory Agreement - Aquila Three Peaks High Income Fund (v)

	(iii)	Advisory and Administration Agreement - Aquila Three Peaks Opportunity Growth Fund (xii)

	(iv)	Sub-Advisory Agreement - Aquila Three Peaks Opportunity Growth Fund (xii)

	(v)	Investment Advisory Fee Waiver Agreement – Aquila Three Peaks High Income Fund (xix)

(e)	(i)	Distribution Agreement - Aquila Three Peaks High Income Fund (i)

	(ii)	Anti-Money Laundering Amendment to Distribution Agreement - Aquila Three Peaks High Income Fund (i)

	(iii)	Sales Agreement for Brokerage Firms) (i)

	(iv)	Sales Agreement for Financial Institutions) (i)

	(v)	Shareholder Services Agreement - Aquila Three Peaks High Income Fund (i)

	(vi)	Distribution Agreement - Aquila Three Peaks Opportunity Growth Fund (xii)

	(vii)	Shareholder Services Agreement - Aquila Three Peaks Opportunity Growth Fund (xii)

(f)		Not applicable

(g)	(i)	Custody Agreement (xiv)

(h)	(i)	Transfer Agency and Shareholder Services Agreement (xvi)

	(ii)	Fund Accounting Agreement (xiv)

(i)		Opinion of Counsel (x)

(j)		Consent of Independent Registered Public Accounting Firm (xix)

(k)		Not applicable

(l)		Not applicable

(m)	(i)	Distribution Plan - Aquila Three Peaks High Income Fund (xviii)

	(ii)	Shareholder Services Plan - Aquila Three Peaks High Income Fund (i)

	(iii)	Distribution Plan - Aquila Three Peaks Opportunity Growth Fund (xviii)

	(iv)	Shareholder Services Plan - Aquila Three Peaks Opportunity Growth Fund (ix)

(n)	(i)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Three Peaks High Income Fund (xviii)

	(ii)	Plan pursuant to Rule 18f-3 under the 1940 Act - Aquila Three Peaks Opportunity Growth Fund (xviii)

(o)		Reserved

(p)	(i)	Code of Ethics of the Trust (ii)

	(ii)	Code of Ethics of the Manager (vi)

	(iii)	Code of Ethics of the Sub-Adviser (ii)

N/A		Powers of Attorney (vii), (viii) and (xvii)

(i)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated May 31, 2006 and incorporated herein by reference.

(ii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated April 30, 2007 and incorporated herein by reference.

(iii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 21 dated April 29, 2008 and incorporated herein by reference.

(iv)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 22 dated April 29, 2009 and incorporated herein by reference.

(v)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 23 dated April 30, 2010 and incorporated herein by reference.

(vi)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated April 28, 2011 and incorporated herein by reference.

(vii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 26 dated April 24, 2012 and incorporated herein by reference.

(viii)		Filed as an exhibit to Registrant's Post-Effective Amendment No. 28 dated April 18, 2013 and incorporated herein by reference.

(ix)	Filed as an exhibit to Registrant's Registration Statement on Form N-14 dated April 22, 2013 and incorporated herein by reference.

(x)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 33 dated September 30, 2013 and incorporated herein by reference.

(xi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 35 dated February 18, 2014 and incorporated herein by reference.

(xii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 36 dated April 24, 2014 and incorporated herein by reference.

(xiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 38 dated April 23, 2015 and incorporated herein by reference.

(xiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 40 dated April 22, 2016 and incorporated herein by reference.

(xv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 45 dated March 31, 2017 and incorporated herein by reference.

(xvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 47 dated April 24, 2018 and incorporated herein by reference.

(xvii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 49 dated April 24, 2019 and incorporated herein by reference.

(xviii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 51 dated April 24, 2020 and incorporated herein by reference.

(xix)	Filed herewith.

ITEM 29.     Persons Controlled By Or Under Common Control With Registrant

None.

ITEM 30.     Indemnification

Article IX of Registrant's Amended and Restated Declaration of Trust, filed herewith, is incorporated herein by reference.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.     Business & Other Connections of Investment Adviser

The business and other connections of Aquila Investment Management LLC, the Funds' Investment Adviser and Administrator are set forth in the prospectus (Part A).  For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

The Funds’ Sub-Adviser, Three Peaks Capital Management, LLC, is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109.  It currently has approximately $618 million assets under management.  The business and other connections of the Sub-Adviser are set forth in the prospectus (Part A); the business and other connections of Sandy Rufenacht, the founder, principal and Chief Investment Officer of the Sub-Adviser, are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32.     Principal Underwriters

(a)           Aquila Distributors LLC serves as principal underwriter to the following Funds: Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax- Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Trust of Oregon.

(b)           For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)           Not applicable.

ITEM 33.     Location of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the sub-adviser, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34.     Management Services

Not applicable.

ITEM 35.     Undertakings

If requested to do so by the holders of 10% of the Fund's outstanding shares, the Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant undertakes to provide to any person to whom the Prospectus is delivered a copy of its most recent annual report upon request and without charge.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 23rd day of April, 2021.

AQUILA FUNDS TRUST
(Registrant)

By:	/s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on April 23, 2021.

SIGNATURE	TITLE

/s/ Diana P. Herrmann
Diana P. Herrmann	Trustee, Vice Chair of the Board and President

/s/ John M. Burlingame *
John M. Burlingame	Trustee

/s/ Gary C. Cornia *
Gary C. Cornia	Trustee

/s/ Grady Gammage, Jr. *
Grady Gammage, Jr.	Trustee

/s/ Patricia L. Moss *
Patricia L. Moss	Trustee

/s/ Glenn P. O’Flaherty *
Glenn P. O’Flaherty	Chair of the Board of Trustees

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:     /s/ Diana P. Herrmann
Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

AQUILA FUNDS TRUST
Exhibit List

(b)	Amended and Restated By-Laws

(d)(v)	Investment Advisory Fee Waiver Agreement – Aquila Three Peaks High Income Fund

(j)	Consent of Independent Registered Public Accounting Firm

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase